Exhibit 99.2

                                                                 EXECUTION COPY

                        AMENDMENT TO AMENDED AND RESTATED
                          MANAGEMENT SERVICES AGREEMENT



THIS AMENDMENT TO AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT (this "Amendment") is made and entered into as of March 22, 2007 between the Long Island Lighting Company d/b/a LIPA, a New York corporation ("LIPA"), a wholly-owned subsidiary of the Long Island Power Authority, a corporate municipal instrumentality of the State of New York and a body corporate and politic and a political subdivision of the State of New York (the "Authority"), and KeySpan Electric Services LLC, a limited liability company organized and existing under the laws of the State of New York (the "Manager").

                                    RECITALS
                                    --------

     WHEREAS, the parties hereto (or their predecessors) have entered into a certain Management Services Agreement, dated as of June 26, 1997, as amended by the Amendment thereto, dated as of March 29, 2002 (as so amended, the "Original MSA") and as amended and restated by the Amended and Restated Management Services Agreement, dated as of January 1, 2006 (the "Amended and Restated MSA") in order to provide, among other things, for the operation and maintenance of LIPA's T&D System (as defined in the Amended and Restated MSA);

     WHEREAS, concurrently with the execution of the Amended and Restated MSA, LIPA and Manager and, as applicable, certain of their respective Affiliates have entered into a Settlement Agreement and Release, dated January 1, 2006 and an Option and Purchase and Sale Agreement, dated January 1, 2006 and as amended by letter agreement, dated as of December 11, 2006 (collectively with the Amended and Restated MSA, the "2006 Agreements");

     WHEREAS, on February 25, 2006, National Grid plc ("National Grid"), National Grid US8 Inc. and KeySpan Corporation entered into a certain Agreement and Plan of Merger (the "Merger Agreement") pursuant to which National Grid US8 Inc., a wholly-owned subsidiary of National Grid, would merge with and into KeySpan Corporation, with KeySpan Corporation as the surviving entity and thereby becoming a wholly owned subsidiary of National Grid (the "Merger"), subject to the terms and conditions of the Merger Agreement;

     WHEREAS, concurrently with the execution of this Amendment and as a condition to the effectiveness hereof, National Grid, LIPA and certain of their respective Affiliates are entering into a certain (i) Agreement and Waiver, dated March, 22 2007, (ii) a First Amendment to Option and Purchase and Sale Agreement, dated March 22, 2007, (iii) a Second Option and Purchase and Sale Agreement, dated March 22, 2007, and (iv) certain other related agreements referred to therein (collectively, the "National Grid Agreements"); and

     WHEREAS, as provided in the Agreement and Waiver, LIPA and the Manager have agreed to amend certain of the terms and conditions of the Amended and Restated MSA, subject to the terms and conditions set forth in the Agreement and Waiver.

     NOW, THEREFORE, in consideration of the premises and of such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound agree as follows:

     1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Amended and Restated MSA.

     2. Representation of LIPA

     2.1 Scope of  Services.  Item (m) of  paragraph  (1) of  subsection  (B) of
Section 4.2 of the Amended and Restated MSA is amended to read in its entirety as follows:

     "(m) representation of LIPA before FERC, NYSPSC, NERC, NYISO, NY State Reliability Council, ISO-NE, NPCC, PJM and North American Energy Standards Board or such other regulatory or governmental group or entity as the parties may mutually agree is appropriate and any working groups or committees of the foregoing."

     2.2 Rights and Responsibilities of LIPA. Item (d) of Section 4.5(A) of the Amended and Restated MSA is amended to read in its entirety as follows:

     "(d) to the extent the Manager acts as the representative of LIPA in connection with the FERC, NYSPSC, NERC, the NYISO, the NY State Reliability Council, the ISO-NE, the NPCC, the PJM and the North American Energy Standards Board and any other similar institutions or organizations, the right to direct the Manager's actions with respect thereto."

     3.  T&D  System  Supervisor;  Manager  Representatives.  Subsection  (C) of
Section 4.2 of the Amended and  Restated  MSA is amended to add a new  paragraph
(ii) thereto, and to renumber the existing paragraph (ii) as paragraph (iii), as follows:

     "(ii) In the event that, by a final binding arbitration award, the Manager is found to have failed to provide LIPA with the notice and approval rights set forth in paragraph (i) above for the following T&D System Supervisor and Senior Executives (or the same or other officials holding the same or comparable positions) having responsibilities, in whole or in part, to provide services to LIPA hereunder, such failure to comply will be deemed a breach of the Manager's obligation to provide timely information to LIPA and will subject the Manager to the Information Access penalty pursuant to Section 7.8K(6) hereof: Long Island Electric T&D Officer, as the relationship manager and T&D System Supervisor (J. Bruckner); Electric Generation Officer; Energy Portfolio Management Officer (R.
Rapp); Strategy, Marketing & Energy Efficiency Officer (R. Wynter); U.S. Supply Chain Management Officer (K.Knapp); U.S. Sales and Account Management Officer (R. Murphy); U.S. Customer Accounting, Credit & Collections Officer; and head of the Melville Contact Center.

     4. Regulatory Representation of LIPA. Section 4.2 of the Amended and Restated MSA is amended to add a new subsection (F) thereto as follows:

     "(F) Regulatory Representation of LIPA. (i) As set forth under the Scope of Services in Section 4.2(B)(m) above, the Manager's responsibilities include the representation of LIPA before FERC, NYSPSC, NERC, NYISO, NY State Reliability Council, ISO-NE, NPCC, PJM and North American Energy Standards Board or such other regulatory or governmental group or entity as the parties may mutually agree is appropriate and any working groups or committee meetings ("Meetings") of the foregoing whether in person or telephonic. The employees of the Manager or its Affiliates acting on behalf of LIPA in such capacity are referred to herein as "LIPA Regulatory Representatives")." The Manager shall designate a coordinator of its LIPA Regulatory Representatives who shall be LIPA's principal point of contact for any matters regarding the Manager's regulatory representation of LIPA.

     (ii) LIPA Regulatory Representatives shall at all times comply with the rules and regulations of the FERC, NYSPSC, NYISO, NY State Reliability Council, NPCC, ISO-NE, PJM, NERC and North American Energy Standards Board and LIPA's Standard of Conduct and Code of Conduct as in effect from time to time.

     (iii) LIPA shall designate one or more representatives to coordinate with the LIPA Regulatory Representatives ("LIPA Regulatory Liaison") with respect to each Meeting at which LIPA Regulatory Representatives are present and representing LIPA at LIPA's request. Within a reasonable time after each Meeting, LIPA Regulatory Representatives present and representing LIPA at such Meeting shall provide LIPA with oral, and at LIPA's request written, summaries of the issues addressed and matters discussed at each Meeting and the outcome thereof.

     (iv) LIPA Regulatory Representatives shall participate on conference calls and at Meetings with LIPA's NYISO working group and shall prepare written summaries of LIPA's positions with respect to various NYISO issues upon the request of LIPA. Prior to NYISO and other regulatory Meetings, LIPA Regulatory Representatives shall coordinate with the appropriate LIPA Regulatory Liaison with regard to the positions to be taken and the decisions and/or votes to be made on behalf of LIPA at such Meetings.

     (v) LIPA Regulatory Representatives shall clearly identify themselves as representatives of LIPA at Meetings. The Manager shall cause its employees and the employees of its Affiliates (who are not LIPA Regulatory Representatives) participating at Meetings to clearly identify themselves as representing the Manager or such of its Affiliates and not LIPA. No LIPA Regulatory Representative may represent the Manager or any of its Affiliates as long as the LIPA Regulatory Representative is representing LIPA. The Manager understands and agrees that the LIPA Regulatory Representatives may only advocate LIPA's positions at Meetings. In the event an issue should arise at a Meeting on which LIPA has not previously established a position, the LIPA Regulatory Representative shall attempt to contact LIPA for guidance. If such guidance cannot be timely obtained, the LIPA Regulatory Representative will provisionally support a position that he reasonably believes best reflects LIPA's interests.

     (vi) LIPA Regulatory Representatives shall, in accordance with LIPA's Standard of Conduct and Code of Conduct, keep and maintain all information disclosed by LIPA to such LIPA Regulatory Representative concerning LIPA, its strategies, positions, plans and intentions confidential and may not disclose such confidential information to other employees, directors, officers, managers or other representatives of the Manager or its Affiliates without LIPA's prior written approval. LIPA Regulatory Representatives shall also take such action as may be necessary or appropriate from time to time in order to avoid actual or apparent conflicts of interest.


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


     (vii) The Manager agrees that compensation, performance ratings and career opportunities made available to those employees of the Manager or its Affiliates acting as LIPA Regulatory Representatives shall not be negatively impacted by the performance of the Manager or its Affiliates if such performance is based, in whole or in part, on positions taken by the Manager or its Affiliates that are different than the positions taken by LIPA.

     (viii) The Manager shall provide a written summary of the requirements set forth in paragraphs (i) through (vii) above to each LIPA Regulatory Representative and each other employee of the Manager or its Affiliates as the Manager, in consultation with LIPA, deems appropriate."

     5. Staffing of On-Island Field Force and Storm Support. Section 4.6 of the Amended and Restated MSA is amended to add a new subsection (D) thereto to read as follows:

     "(D) Staffing of On-Island Field Force and Storm Support. The Manager shall maintain an appropriate level of field personnel (to include Electric Design & Construction, Electric Service, Electric System Operations, Substation Maintenance, and Meter & Test or their successors performing similar functions) in LIPA's Service Area reasonably necessary to satisfy the Manager's contractual obligations under this Agreement and to meet the target performance levels for the Performance Metrics. The Manager shall provide LIPA with reasonable advance notice of any proposed changes to the level of such field personnel in LIPA's Service Area in order to enable LIPA to fairly consider Manager's proposed changes, and the Manager shall consider LIPA's concerns before making any changes to the staffing level of such field personnel that could be reasonably expected to negatively impact service quality in LIPA's Service Area. In the event of a storm or other adverse operational condition, National Grid shall provide or cause to be provided field support, logistics support and mutual aid services from its other business units to support LIPA as if LIPA were an Affiliate of National Grid and, if necessary, shall cause its Affiliates to provide field support, logistics support and mutual aid services to LIPA. National Grid shall provide LIPA with mutual aid services in accordance with the terms and conditions of National Grid's Mutual Assistance Agreement, then in effect. LIPA will be afforded the opportunity to consult on any proposed changes to National Grid's Mutual Assistance Agreement."

     6. Customer Service Long Island Presence and Storm Support. Section 4.9 of the Amended and Restated MSA is amended to add a new subsection (K) thereto to read as follows:

     "(K) Customer Service Long Island Presence and Storm Support. The Manager shall maintain at all times during the Term hereof a call center on Long Island, sufficiently staffed to handle normal call activity (excluding credit and collections calls). The Manager agrees that during the Term hereof it will not
(1) reduce the number of customer walk-in centers from those in existence on January 1, 2006 as well as the Far Rockaway customer walk-in facility without LIPA's prior written approval, (2) relocate any customer walk-in centers without LIPA's prior written approval (which LIPA may not unreasonably withhold), or (3) outsource meter reading or meter services without LIPA's prior written approval.

As provided in Section 4.6(D), in the event of a storm or other adverse operational condition, National Grid shall provide or cause to be provided customer service support to LIPA as if LIPA were an Affiliate of National Grid and, if necessary, shall cause its Affiliates to provide customer service support to LIPA."

     7. Energy Efficiency Consulting Services. Article IV of the Amended and Restated MSA is amended to add a new Section 4.26 thereto to read as follows:

     "SECTION 4.26. CEI/DSM CONSULTING SERVICES. During the Term of this Agreement, if requested by LIPA, the Manager shall devote 100 hours to reviewing LIPA's energy efficiency programs in order to (i) identify potential enhancements to LIPA's energy efficiency programs, (ii) suggest new program and service options related to enhancing residential and commercial or industrial energy efficiency, (iii) explore the applicability and usefulness of retro-commissioning buildings, the national advanced buildings program, and the engagement of a project expediter to LIPA, and (iv) review and recommend certain improvements to LIPA's energy efficiency evaluation practices (the services in items (i) through (iv) above, collectively, the "CEI/DSM Consulting Services"). All CEI/DSM Consulting Services shall be within the Scope of Services set forth in Section 4.2 hereof."

     8. Information Technology (IT) Steering Committee. Article IV of the Amended and Restated MSA is further amended to add a new Section 4.27 thereto to read as follows:

     "SECTION 4.27. IT STEERING COMMITTEE. During the Term of the Agreement, LIPA and the Manager will continue to fully participate in the evaluation of IT projects and expenditures for T&D System services, giving full consideration to Intelligrid architecture and LIPA's Critical Assets rights, within the IT Steering Committee and make recommendations to KeySpan's IT Governance Committee or its successor. LIPA and the Manager will fully consider (including modeling as part of the evaluation process) the Intelligrid Architecture, LIPA's long term costs, LIPA's rights to purchase Critical Assets and the Manager's business objectives."

     9. Definitions.

     a. The following definitions contained in Appendix 1 to the Amended and Restated MSA are amended to read in their entirety as follows:

     "Information Access and Reporting Requirements" means collectively, those certain obligations of the Manager as provided in Section 4.2(C)(ii), Section
4.14 and Section 4.15."

     "Prevalent Utility Services" means, at any time, those services, programs, practices and procedures provided or adopted at such time by (a) 50 percent or more of the investor-owned electric utilities from a pool consisting of (i) the investor-owned electric utilities within the NYISO; and (ii) investor owned electric utilities within the ISO-NE each serving more than 250,000 customers; and (iii) the PECO unit of Exelon Energy Delivery, or its successors (excluding, however, for purposes of items (i), (ii) and (iii) companies owned or controlled by National Grid plc); or (b) any National Grid USA service, program, practice or procedure adopted for the benefit of 50 percent or more of National Grid USA's customers (but excluding any such service, program, practice or procedure


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


for which a National Grid USA company is specifically ordered to provide in return for specific rate and/or tariff recovery by a public state utility regulatory agency), with respect to the provision of electric transmission and distribution services and associated customer service. With respect to underground transmission facilities of 138kV and higher only, "Prevalent Utility Services" means, at any time, those services, programs, practices and procedures provided or adopted at such time by 50 percent or more of the utilities having at least 50 miles of such underground transmission facilities and which are members of the NPCC."

     b. Appendix 1 to the Amended Restated MSA is further amended to add the following defined terms thereto:

     "CEI/DSM Consulting Services" has the meaning set forth in Section 4.26 hereof.

     "Code of Conduct" means the KeySpan Code of Conduct concerning LIPA related matters, dated as of March 14, 2006.

     "LIPA Regulatory Liaison" has the meaning set forth in Section 4.2(F) hereof.

     "LIPA Regulatory Representatives" has the meaning set forth in Section 4.2(F) hereof.

     "Meetings" has the meaning set forth in Section 4.2(F) hereof.

     "Mutual Assistance Agreement" means the agreement by which certain of National Grid USA's Affiliates provide mutual aid services to each other.

     "Standard of Conduct" means the Standards of Conduct specified in FERC's Order No. 2004.

     10. Performance Metrics. The Expanded Electronic Transactions Metric in the Metric Chart portion of Appendix 5 to the Amended and Restated MSA is amended to add the following after the last sentence in the column entitled Metric
Description:

     "The standard of performance for Contract Year 2010 and beyond will be negotiated and established in Contract Year 2009."

     11. CEI Performance Metric. Article 4 of the Amended and Restated MSA is amended to add a new (C) to Section 4.4 thereto to read as follows:

     "(C) CEI Performance Metric. LIPA and Manager have agreed to a Clean Energy Initiative ("CEI") performance metric, as more fully described in Appendix 15 attached hereto. Except as otherwise expressly provided in Appendix 15, this CEI performance metric shall not be subject to the terms and conditions of Sections 4.4(A) and 4.4(B) or Appendix 5 of this Agreement." [See Attachment A for the new Appendix 15.]

     12. Storm Hardening. Section 6.2 of the Amended and Restated MSA is amended to add a new subsection (12) thereto as follows:


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


     "(12) For Contract Years 2008 through 2013, LIPA-approved incremental funding or allocation of Capital Costs for storm hardening that exceed One Million Dollars ($1,000,000)."

     13. Effective Time of Amendment. This Amendment shall become legally binding and effective only upon satisfaction of the following conditions precedent (the date upon which all such conditions are satisfied, being the "Effective Date"):

          a. Approvals (reasonably satisfactory to LIPA and the Manager) from the New York State Comptroller and the New York State Attorney General (as to form) of this Amendment and the other National Grid Agreements shall have been obtained and be in full force and effect;

          b. Each of the 2006 Agreements shall have become effective pursuant to their respective terms and be in full force and effect; and

          c.   The Merger shall have been consummated.

     14. Agreement Remains in Force. Except as expressly set forth in this Amendment, the Amended and Restated MSA remains unmodified and in full force and effect.

     15. Headings. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

     16. Miscellaneous. This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and permitted assigns and are not intended to confer upon any other Person, any rights or remedies hereunder or thereunder and may be executed in two or more counterparts which together shall constitute a single agreement.

     17. Dispute Resolution. Any disputes arising out of, or relating to, this Amendment shall be resolved in accordance with the dispute resolution provisions in Section 7.8 of the Amended and Restated MSA.



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



     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



                                LONG ISLAND LIGHTING COMPANY d/b/a LIPA



                                By: /s/Richard M. Kessel
                                    --------------------
                                    Name:  Richard M. Kessel
                                    Title: CEO & President


                                KEYSPAN ELECTRIC SERVICES LLC



                                By: /s/John J. Bishar Jr.
                                    -------------------------
                                    Name:  John J. Bishar Jr.
                                    Title: Executive Vice President



Agreed to and Acknowledged:

NATIONAL GRID USA



By:  /s/Lawrence J. Reilly
     -------------------------
     Name:  Lawrence J. Reilly
     Title: Executive Vice President and General Counsel

                                  Attachment A
                                  ------------

                  Appendix 15 to the Amended and Restated MSA:

                   Clean Energy Initiative Performance Metric
                   ------------------------------------------

The parties hereby agree to the following Clean Energy Initiative performance metric (the "CEI Metric"):

The CEI Metric is a three-part performance metric, as defined below, with a maximum one million dollar per year penalty or performance bonus. Except as expressly provided for herein, this performance metric is independent of all of the other Performance Metrics, as described in Sections 4.4(A) and 4.4(B) and Appendix 5 of this Agreement. The CEI Metric is contingent on LIPA and Manager, on an annual basis, agreeing on a CEI program to be implemented and funded for the following Contract Year. The parties will agree on the annual goals 90 days in advance of the beginning of the year and agree to adjust the goals, if necessary, during the year to reflect any significant changes in the CEI programs. Payment of the Bonus to Manager in any and all of the three areas of the performance metric is contingent upon the agreed upon KW and KWH goals for the applicable Contract Year having been achieved without substantial deviation among program sectors. The parties also agree that the CEI Metric will be modified during the course of any Contract Year if there are significant changes in the CEI program budget and/or the reallocation of funds among various individual CEI programs. Finally, this CEI Metric shall be subject to the terms and conditions contained in Appendix 5, paragraph 1(e) of this Agreement.

1. Budget - To provide an incentive to manage the full portfolio of CEI programs within the budget constraints established by LIPA, Manager will pay a penalty or receive a bonus based upon an after-the-fact comparison of actual program spending for a Contract Year to the agreed budget for that Contract Year as follows:

         ---------------------------------------- ------------------------------- --------------
         Actual Spending vs. Budget               Penalty                         Bonus
         ---------------------------------------- ------------------------------- --------------
         Within 2.5%                              N/A                             $250,000
         ---------------------------------------- ------------------------------- --------------
         > 2.5% but < 5% high or low              N/A                             N/A
         ---------------------------------------- ------------------------------- --------------
         5%                                       Linear interpolation
                                                  between $0 at 5%
                                                  and $333,334 at
                                                  10%
         ---------------------------------------- ------------------------------- --------------

2. Cost-effectiveness - To provide an incentive for Manager to deliver the agreed CEI program as cost effectively as possible, prior to the start of each Contract Year an estimated cost per kWh and per kW will be calculated for the upcoming Contract Year by dividing total program costs by anticipated kWh and kW savings from the program expenditures. Manager will pay a penalty or receive a bonus based upon an after-the-fact comparison of actual program cost-effectiveness for a given Contract Year to the estimated cost-effectiveness for that Contract Year as follows:

         ------------------------------------------------ ----------------------------- ------------------------
         Actual Cost-Effectiveness vs.                    Penalty                       Bonus
         Estimate
         ------------------------------------------------ ----------------------------- ------------------------
         Within 5.0%                                      N/A                           N/A
         ------------------------------------------------ ----------------------------- ------------------------
         Lower Than Estimate by > 5.0%                    Linear
                                                          interpolation
                                                          between $0 at
                                                          5.0% and
                                                          $333,333 at 10%
                                                          for each of kWh
                                                          and kW metrics
         ------------------------------------------------ ----------------------------- ------------------------
         Higher Than Estimate by > 5.0%                   N/A                           Linear interpolation
                                                                                        between $0 at 5.0%
                                                                                        and $250,000 at
                                                                                        7.5% for each of
                                                                                        kWh and kW
                                                                                        metrics
         ------------------------------------------------ ----------------------------- ------------------------

3. Collaboration - To provide an incentive for Manger to collaborate fully with LIPA and be responsive to comments and suggestions regarding program administration, LIPA, in its sole discretion, will decide at the end of each Contract Year whether Manger's performance in administering the CEI program on LIPA's behalf was responsive to LIPA's program priorities and other needs. If so, Manager shall receive a bonus of $250,000. If LIPA should determine that a bonus is not payable in any given Contract Year, it shall provide Manager a written review of the areas where improvement is needed and work with Manager to develop an action plan to reduce or remove any shortcomings in Manager's performance.











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